UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                               _______________

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported)
                      November 9, 2005 (November 9, 2005)
                               ____________

                    DIALYSIS CORPORATION OF AMERICA
           (Exact name of registrant as specified in its charter)

          Florida                   0-8527                59-1757642
(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)         Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD              21090
   (Address of principal executive offices)               (Zip Code)

   Registrant's telephone number, including area code: (410) 694-0500

                               ____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

     On November 9, 2005, Dialysis Corporation of America issued a press release announcing its financial results for the quarter and nine months ended September 30, 2005. A copy of the November 9, 2005 press release is attached as an exhibit to this Current Report, and is incorporated herein by reference.

     The information furnished pursuant to this Item 2.02, including the Exhibit (99)(i), shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

         (99) Additional Exhibits

              (i) Press Release dated November 9, 2005


                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By---------------------------------
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                          Officer

Dated:  November 9, 2005

                              EXHIBIT INDEX


             (99)(i) Press Release dated November 9, 2005